EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Nicholas Galeone, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the UBS Commercial Mortgage Trust 2017-C6 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer prior to March 1, 2025, Trimont LLC, as Master Servicer on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Pentalpha Surveillance LLC, as Operating Advisor, CoreLogic Solutions, LLC, as Servicing Function Participant, KeyBank National Association, as Primary Servicer, Berkeley Point Capital LLC d/b/a Newmark, as Primary Servicer, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Wells Fargo Bank, National Association, as Primary Servicer for the Meridian Sunrise Village Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Meridian Sunrise Village Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the Meridian Sunrise Village Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Meridian Sunrise Village Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Meridian Sunrise Village Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Meridian Sunrise Village Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Meridian Sunrise Village Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Meridian Sunrise Village Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the DoubleTree Wilmington Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the DoubleTree Wilmington Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the DoubleTree Wilmington Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the DoubleTree Wilmington Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the DoubleTree Wilmington Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the DoubleTree Wilmington Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the At Home Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the At Home Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the At Home Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the At Home Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Chelsea Multifamily Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Chelsea Multifamily Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Chelsea Multifamily Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Chelsea Multifamily Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Chelsea Multifamily Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Chelsea Multifamily Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Bass Pro & Cabela's Portfolio Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Bass Pro & Cabela's Portfolio Mortgage Loan on and after March 1, 2025, K-Star Asset Management LLC, as Special Servicer for the Bass Pro & Cabela's Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Bass Pro & Cabela's Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Bass Pro & Cabela's Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Bass Pro & Cabela's Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Bass Pro & Cabela's Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 2U Headquarters Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the 2U Headquarters Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 2U Headquarters Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 2U Headquarters Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 2U Headquarters Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 2U Headquarters Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Logan Town Center Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Logan Town Center Mortgage Loan on and after March 1, 2025, LNR Partners, LLC, as Special Servicer for the Logan Town Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Logan Town Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Logan Town Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Logan Town Center Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Logan Town Center Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Logan Town Center Mortgage Loan, KeyBank National Association, as Primary Servicer for the HRC Hotels Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the HRC Hotels Portfolio Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the HRC Hotels Portfolio Mortgage Loan on and after March 1, 2025, KeyBank National Association, as Special Servicer for the HRC Hotels Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the HRC Hotels Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the HRC Hotels Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the HRC Hotels Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the HRC Hotels Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the HRC Hotels Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Belden Park Crossing Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Belden Park Crossing Mortgage Loan on and after March 1, 2025, KeyBank National Association, as Special Servicer for the Belden Park Crossing Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Belden Park Crossing Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Belden Park Crossing Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Belden Park Crossing Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Belden Park Crossing Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Belden Park Crossing Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the National Office Portfolio Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the National Office Portfolio Mortgage Loan on and after March 1, 2025, KeyBank National Association, as Special Servicer for the National Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the National Office Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the National Office Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the National Office Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Marketplace at Four Corners Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Marketplace at Four Corners Mortgage Loan on and after March 1, 2025, KeyBank National Association, as Special Servicer for the Marketplace at Four Corners Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Marketplace at Four Corners Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Marketplace at Four Corners Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Marketplace at Four Corners Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Marketplace at Four Corners Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Marketplace at Four Corners Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 111 West Jackson Mortgage Loan, Argentic Services Company LP, as Special Servicer for the 111 West Jackson Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 111 West Jackson Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 111 West Jackson Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 111 West Jackson Mortgage Loan, and Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 111 West Jackson Mortgage Loan.

Dated: March 19, 2026

/s/ Nicholas Galeone

Nicholas Galeone

President

(senior officer in charge of securitization of the depositor)